EXHIBIT 10.7



                 SECOND AMENDED AND RESTATED SECURITY AGREEMENT,
                   INTERCREDITOR AGREEMENT, WAIVER AND CONSENT


          SECOND AMENDED AND RESTATED SECURITY AGREEMENT, INTERCREDITOR AGREEMENT, WAIVER AND CONSENT ("Agreement"), dated March 7, 1996, as amended and restated as of July 29, 1997 and as of August 31, 1999, among LOGIMETRICS, INC., a Delaware corporation ("LogiMetrics"), and mmTech, Inc., a New Jersey corporation ("mmTech" and, together with LogiMetrics, the "Borrowers"), CERBERUS PARTNERS, L.P., a Delaware limited partnership ("Cerberus"), as the agent under the Amended and Restated Security Agreement and as a Holder (as defined below), and Cramer Rosenthal McGlynn, LLC, as Agent (in such capacity, the "Agent") for itself and the Holders listed on the signature page hereto, and any other persons becoming Holders from time to time.

                                  INTRODUCTION

          Certain of the Holders listed on the signature page hereto are the holders of all of the outstanding Class A 13% Convertible Senior Subordinated Pay-In-Kind Debentures due July 29, 1999 in the principal amounts set forth opposite their names on Schedule 3(b) hereto (together with any additional debentures issued in lieu of cash interest thereon, the "Class A Debentures"); and

          Cerberus is the Holder of all of the outstanding Amended and Restated Class B 13% Convertible Senior Subordinated Pay-In-Kind Debentures due July 29, 1999 (together with any additional debentures issued in lieu of cash interest thereon, the "Class B Debentures"); and

          Certain of the Holders listed on the signature page hereto are the holders of all of the outstanding Class C 13% Convertible Senior Subordinated Debentures due September 30, 1999 in the principal amounts set forth opposite their names on Schedule 3(b) hereto (together with any additional debentures issued in lieu of cash interest thereon, the "Class C Debentures" and, together with the Class A Debentures and the Class B Debentures, the "Debentures"); and

          The obligations of the Company under the Class A Debentures and the Class B Debentures are secured pursuant to the terms of an Amended and Restated Security Agreement, dated March 7, 1996, as amended and restated as of July 29, 1997 (the "Amended and Restated Security Agreement"), among the Company and Cerberus, as Agent; and

          On the date hereof, certain of the Holders listed on the signature page hereto are lending an aggregate of $775,000 and may, in their discretion, advance an additional $225,000 to the Borrowers (the "Loans"); such Loans being evidenced by Secured Promissory Notes (the "Notes") in the aggregate principal amount of $1,000,000 and in the principal amounts set forth opposite their names on Schedule 3(b) hereto; and

          The parties hereto have agreed that Cerberus shall be relieved of any obligations as agent under the Amended and Restated Security Agreement as of the date hereof and that the Agent shall act as Agent hereunder and shall have the rights and obligations expressly set forth herein.

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          As an  inducement  for making the Loans and  granting the consents and waivers herein and as a condition precedent thereto, the parties hereto wish to amend and restate the terms of the Amended and Restated Security Agreement as provided herein to, among other things, (i) grant to the Agent for the benefit of the Holders (as defined below) security interests in certain collateral of mmTech, (ii) extend the security interests created by the Amended and Restated Security Agreement to secure the obligations of the Company under the Class C Debentures and the obligations of the Borrowers under the Notes as set forth herein, (iii) provide for the relative rights and priorities of payment and security among the Debentures and the Notes, and (iv) evidence the waivers and consents of the Holders of the Debentures permitting the Loans and the security interests herein extended;

          NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

          1. Definitions.

             1.1 Defined Terms. Capitalized terms in this Agreement shall be defined as follows (and as defined elsewhere in this Agreement):

          "Agent" means Cramer Rosenthal McGlynn, LLC as agent for the Holders pursuant to this Agreement, or such other Person as shall have been subsequently appointed as a successor agent pursuant to this Agreement.

          "Bridge Holders" means the Holders, from time to time, of the Notes.

          "Bridge Majority Holders" means the Holders of at least a majority in aggregate principal amount of the Notes outstanding at the time of determination of such majority.

          "Class A Holders" means the registered holders, from time to time, of the Class A Debentures.

          "Class A Majority Holders" means the registered holders of at least a majority in aggregate principal amount of the Class A Debentures outstanding at the time of determination of such majority.

          "Class B Holders" means the registered holders, from time to time, of the Class B Debentures.

          "Class B Majority Holders" means the registered holders of at least a majority in aggregate principal amount of the Class B Debentures outstanding at the time of determination of such majority.

          "Class C Holders" means the registered holders, from time to time, of the Class C Debentures.

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          "Class C Majority Holders" means the registered  holders of at least a majority in aggregate principal amount of the Class C Debentures outstanding at the time of determination of such majority; provided, however, that Charles S. Brand and any subsequent Holder of the Brand Debentures (as defined below) shall not have the right to consent or withhold consent to any action taken by the Class C Holders and provided, further, that, for purposes of determining the amount of Class C Debentures outstanding at any time, all Class C Debentures held by Charles S. Brand or any subsequent Holder of such Debentures (including any replacements thereof or substitutions therefor) (the "Brand Debentures") shall be excluded.

          "Collateral" means all personal property and fixtures in which any Borrower has or shall have an interest, now or hereafter existing, created or acquired, and wherever located, tangible or intangible, including but not limited to all present and hereafter existing or acquired "accounts", "general intangibles", "equipment", "goods", "inventory" (including raw materials, components, work-in process, finished merchandise and packing and shipping materials), "chattel paper", "documents", "instruments" and "investment securities" (as those terms are defined in the UCC), and money, documents, securities, deposits, books and records pertaining to intangible Collateral regardless of the form in which records are maintained, patents and patent rights, trademarks, copyrights, credits, claims and demands, including any credits, claims and demands against the Agent or any Holder, and all proceeds, products, returns, additions, accessions and substitutions of and to any of the foregoing.

          "Holders" means, collectively, the Class A Holders, the Class B Holders, the Class C Holders, the Bridge Holders, and any subsequent transferees thereof.

          "Loan Documents" means, collectively, the Letter Agreement, dated of even date herewith, among the Borrowers, Charles S. Brand and the Agent, the Class A Debentures, the Class B Debentures, the Class C Debentures, the Notes, this Agreement and any other agreement, assignment or document executed in connection therewith.

          "Obligations" means all indebtedness, obligations, liabilities, and guarantees of any kind of the Borrowers to the Agent or any Holders arising under, or in connection with the Loan Documents, now existing or hereafter arising, and whether direct or indirect, acquired outright, conditionally or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, whether or not of a nature presently contemplated by the parties or subsequently agreed to by them including, without limitation, all principal, interest, expenses, other sums, duties and obligations owing from time to time under the Loan Documents.

          "Priority Amount" means the $1,500,000 aggregate amount actually advanced to LogiMetrics by the original Holders of the Class C Debentures (other than Charles S. Brand).

          "Senior Debt" means only the following (and no other indebtedness of any kind or nature whatsoever): (i) the Company's indebtedness to the Senior Lender under that certain the $2,000,000 Reduced and Extended Revolving Credit Note, dated as of July 2, 1999, together with interest thereon (the "Facility") and (ii) renewals, extensions, refinancings, deferrals, restructurings, amendments, modifications and waivers of the Facility; provided, however, that the principal amount of the Senior Debt shall not exceed the amount authorized in the Debentures.

          "Senior Lender" means North Fork Bank and any successor lender permitted under the Debentures.

          "Special Majority" means, collectively, the Bridge Majority Holders, the Class A Majority Holders, the Class B Majority Holders and the Class C Majority Holders, each acting as a separate class.

          "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time.

          1.2 Rules of Construction. In this Agreement, unless specified otherwise:

               a. "Any" means "any one or more"; "including" means "including without limitation"; "or" means "and/or".

               b. Singular words include plural, and vice versa.

               c. Headings are for convenience only, and do not affect the meaning of any provision;

               d. Reference to an agreement includes reference to its permitted supplements, restatements, amendments and other modifications.

               e. Reference to a law includes reference to any amendment or modification of the law and to any rules or regulations issued thereunder.

               f. Reference to a person includes reference to its permitted successors and assigns in the applicable capacity.

               g. Reference to a Section, Exhibit, or Schedule signifies reference to a Section, Exhibit, or Schedule of this Agreement, unless the context clearly indicates otherwise.

               h. "Hereunder," "hereto," "hereof," "herein," and like words, refer to the whole of this Agreement rather than to a particular part hereof, unless the context clearly indicates otherwise.

          1.3  No  Strict  Construction.   The  parties  acknowledge  that  this
Agreement and the other Loan Documents have been prepared jointly, and shall not be strictly construed against any party.

          2. Grant of Security Interest.

             Each of the Borrowers hereby grants to the Agent, for its benefit and the ratable benefit of the Holders, a valid and binding second security interest (subject to that pre-existing first priority security interest in the Collateral held by the Senior Lender and the security interests listed in
Schedule 3(c) attached hereto) in, and assigns and pledges to the Agent, for its benefit and the benefit of the Holders, the Collateral as security for the full payment, performance, and observance by the Borrowers of the Obligations. Each Borrower hereby agrees to transfer and deliver to the Agent all Collateral which the Agent is required or entitled to take possession of in order to perfect the security interests, assignments and pledges therein.

          3. Warranties and Agreements. Each Borrower warrants and agrees that:

               (a) Collateral location and use; no conflicts; no existing defaults; outstanding indebtedness. Its chief executive offices and place of business, its financial books and records relating to the Collateral, and the Collateral, are located at its address for notices contained in Section 17 of this Agreement, except for certain Collateral and/or records maintained at the locations specified in Schedule 3(a) attached hereto as described in such
Schedule 3(a). It will not relocate any of the Collateral from said location without the proper written consent of the Agent. The Collateral was or will be acquired by it solely for use in its business at said location, and the Collateral is not and shall not be used for any other use.

               The execution, delivery and performance in accordance with their respective terms by it of this Agreement, the Notes and the other Loan Documents do not and (absent any change in any applicable law or applicable agreement, understanding or instrument to which it is a party or by which it or any of its properties is bound) will not (a) require any consent, approval, registration or notice to or with any governmental agency or any other consent or approval, including any consent or approval of its stockholders, other than those that have been obtained and are in full force and effect, copies of which have been provided to the Agent or (b) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any lien upon any of its assets under, (i) any contract, agreement, understanding or instrument to which it is a party or by which it or any of its properties is bound or (ii) any applicable law, rule or regulation, other than violations, conflicts and defaults which (A) have been irrevocably waived, which waivers are in full force and effect and copies of which have been provided to the Agent, or
(B) would not have a material adverse effect upon its ability to perform its obligations hereunder or result in the imposition of any material lien upon the Collateral.

               No event or circumstance has occurred and is continuing as of the date hereof that constitutes, or with notice or passage of time or both would constitute, an event of default under any of the Senior Debt, the Debentures or any of its other material indebtedness, either before or after giving effect to this Agreement, the Notes and the other Loan Documents, and the transactions contemplated hereby and thereby, other than other than defaults or events of default which have been irrevocably waived, which waivers are in full force and effect and copies of which have been provided to the Agent, and other than defaults which would not have a material adverse effect upon its ability to perform its obligations hereunder or result in the imposition of any material lien upon the Collateral.

               Set forth in Schedule 3(b) are the amounts, classes and holders of all of its indebtedness for borrowed money, together with the classes and holders of all outstanding warrants to acquire its capital stock; all of its outstanding capital stock has been duly authorized and validly issued and is fully paid and non-assessable.

               (b) Existing liens, security interests, and encumbrances. It is the legal owner of all interest in its Collateral and shall keep such Collateral free and clear of liens, security interests, or encumbrances, and will not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in, encumber or otherwise dispose of or abandon any part or all of the Collateral without the prior written consent of the Agent, except for (i) the sale from time to time in the ordinary course of its business of such items of Collateral as may constitute all or part of its business inventory, (ii) the security interests granted herein (iii) that certain senior security interest granted by it to the Senior Lender to secure the Senior Debt in an amount not to exceed $3,000,000 and (iv) any other liens expressly permitted under section 7(c)(ii) of the Debentures, including those contained in the official search reports attached hereto as Schedule 3(c), which, to its best knowledge, are the only existing liens on the Collateral.

               (c) Taxes, compliance with laws. It will make due and timely payment or deposit of all taxes, assessments, or contributions required by law which may be lawfully levied or assessed with respect to any of the Collateral and will execute and deliver to the Agent, on demand, appropriate certificates attesting to the timely payment or deposit of all such taxes, assessments or contributions. It will use the Collateral for lawful purposes only, and with all reasonable care and caution, and in conformity with all applicable laws, ordinances and regulations. At its own cost and expense it will keep the Collateral in proper order, repair, and condition.

               (d) Inspection. The Agent (and its designees) shall at all times have free access to and the right of inspection of any part or all of the Collateral and any of its records (and the right to make extracts from such records), and it shall deliver to the Agent the originals or true copies of such papers and instruments relating to any or all of the Collateral as the Agent, may request at any time.

               (e) Collateral to remain personal property. The Collateral is now and shall be and remain personal property, notwithstanding the manner in which the Collateral or any part thereof shall be now or hereafter affixed, attached or annexed to real property. It will obtain and deliver to the Agent such instruments as may be requested by the Agent pursuant to which any person with an interest in any real estate upon which any part of all of the tangible Collateral is now or may hereafter be located consents to the security interest granted herein, disclaims any interest in the tangible Collateral as fixtures, waives in favor of the Agent (as agent and the Holders) all right to distrain or levy upon the Collateral for rent due or to become due from it.

               (f) Insurance. It, at its own cost and expense, will insure the Collateral in the name of the Agent (as agent for the Holders) and, if required under the documents evidencing the Senior Debt, the Senior Lender, as their respective interests may appear, against loss or damage by fire and extended coverage, theft, burglary, pilferage, bodily injury and such other risks as the Agent may require, with such companies and in such amounts, but not less than the replacement value of tangible collateral, as may be required by the Agent at any time in its sole discretion. All such policies shall (a) name the Agent (as agent for the Holders) and, if required under the documents evidencing the
Senior Debt, the Senior Lender as the sole loss payees as to any casualty insurance and provide that no claim for loss or damage may be settled, adjusted or comprised without the prior written consent of the Agent and (b) name the Agent (as agent for the Holders) as an "additional insured" as to any liability insurance. All such policies shall further provide for 30 days' minimum written notice of modification or cancellation to the Agent, together with duplicate premium notices to the Agent, and it shall deliver to the Agent the original or duplicate policies, or certificates or other evidence satisfactory to the Agent, of compliance with the foregoing insurance provisions. It assumes all responsibility and liability arising from the use of the Collateral, either for negligence or otherwise, by whomsoever used, employed or operated, and will defend, indemnify and save the Agent and the Holders (and their respective officers, directors, employees, and agents) harmless from any and all claim, loss or damage to persons or property caused by the Collateral or by its use and operation. The Agent may, but shall not be obligated, to pay any premium with respect to any such insurance which it shall fail to timely pay.

               (g) Maintain security interests, reports. In addition to all other provisions hereof, it will from time to time at its sole expense, perform any and all steps and/or procedures requested by the Agent at any time to perfect and maintain the Agent's (and the Holders') security interest in the Collateral, including but not limited to transferring any part or all of the Collateral to the Agent or any nominee of the Agent including delivering the collateral to warehouses, placing and maintaining signs, appointing custodians, executing and filing financing statements and notices of lien, delivering to the Agent documents of title representing the Collateral or evidencing the Agent's security interest in any other manner acceptable to and requested by the Agent. If requested by the Agent, it will from time to time execute and deliver to the Agent assignments of accounts in form satisfactory to the Agent, but should it fail in any one or more instances to execute and deliver any such assignments of accounts, such failure shall not constitute a waiver or limitation of the within security interest in all of the Collateral (including said accounts) which shall remain in full force and effect.

               At the request of the Agent, it shall deliver to the Agent all original documents evidencing the sale and delivery of merchandise or the performance of labor or services which created any account, including but not limited to all original contracts, orders, invoices, bills of lading, warehouse receipts and shipping receipts, together with all collateral security and/or guarantees or other contracts of suretyship held by it in respect of the accounts, together with assignments of any of the foregoing where requested by the Agent.

               If at any time any part or all of the Collateral shall be in the possession or control of any of its bailees, agents, or processors, it will notify such persons of the Agent's and Holders' security interest therein and upon the Agent's request, it will instruct such persons to hold all such Collateral for the Agent's and Holders' account and subject to the Agent's instructions and it will obtain and deliver to the Agent such instruments requested by the Agent pursuant to which such persons consent to the security interest granted herein, disclaim any interest in the Collateral, waive in favor of the Agent and the Holders all liens upon and claims to the Collateral or any part thereof, and authorize the Agent at any time to enter upon and remove the Collateral from any premises upon which the same may be located.

               (h) Further documentation. It shall, at its sole cost and expense, simultaneously herewith and upon the request of the Agent, at any time and from time to time, execute and deliver to the Agent one or more financing statements pursuant to the UCC, and any other papers, documents or instruments required by the Agent in connection herewith. It hereby authorizes the Agent to execute and file, at any time and from time to time, on its behalf, one or more financing statements with respect to all or any part of the Collateral, the filing of which is advisable, in the sole judgment of the Agent and a Special Majority, pursuant to the law of the State of New York or New Jersey, as applicable, although the same may have been executed only by the Agent as secured party. It also irrevocably appoints the Agent, its agents, representatives and designees, as its agent and attorney-in-fact, to execute and file, from time to time, on its behalf, one or more financing statements with respect to all or any part of the Collateral, and to take such other steps as the Agent and a Special Majority reasonably determine are necessary or desirable to perfect its or the Holders' liens in any Collateral and exercise their rights and remedies under this Agreement and the other Loan Documents, including any filings deemed necessary or advisable under federal patent, trademark or copyright laws.

               (i) Bona fide accounts. It warrants to the Agent and the Holders that each of the account debtors obligated on any account has legal capacity to contract and is indebted to it in the full amount indicated in its books and records and in any assignments executed and delivered to the Agent; that each account is bona fide and arises out of the sale and delivery of merchandise and/or the performance of labor or services.

               (j) Collection of accounts. Upon and following the occurrence of an event of default as hereinafter defined, all bills and statements sent to any customer or any account shall state that said account has been assigned to the Agent (as agent for the Holders) and is to be paid directly to the Agent at such address as the Agent may designate. The Agent may endorse its name on all notes, checks, drafts, bill of exchange, money orders, commercial paper of any kind whatsoever, and any other document or general intangible received in payment of or in connection with accounts or otherwise, and the Agent or any officer or employee thereof, is hereby irrevocably constituted and appointed its agent and attorney-in-fact for the foregoing purpose, and to receive, open and dispose of all mail addressed to it, and to notify the Post Office authorities to change the address for the delivery of mail addressed to it to such address(es) as the Agent may designate. Any bank or trust company is hereby irrevocably authorized to permit the Agent to deposit the proceeds of accounts so endorsed and to withdraw the same without inquiry as to the circumstances of endorsement or as to the purpose of withdrawal, and without being required to answer for the application by the Agent of the monies so withdrawn. The proceeds of accounts, received by the Agent, shall be applied to the Obligations but shall not constitute payment thereof until so applied, it being agreed that the order and method of such application shall be in the discretion of the Agent. From and after the occurrence of an event of default, any proceeds of an account or general intangible received by it shall be held in trust and paid over to the Agent in the exact form received, duly endorsed to the order of the Agent if payable to it.

               (k) Settlement of accounts. The Agent is authorized and empowered to compromise or extend the time for payment of any of the Collateral, for such amounts and upon such terms as the Agent may determine, and to accept the return of goods represented by any of the Collateral, all without notice to or consent by it and without discharging or affecting its obligations hereunder.

               (l) Payment of debtor's obligations, reimbursement. The Agent may in its discretion or at the direction of either the Bridge Majority Holders, the Class A Majority Holders, the Class B Majority Holders or the Class C Majority Holders (but the Agent shall have no obligation to), for its account and expense
(i) pay any amount or do any act which is required to be paid or done by it under this Agreement (including but not limited to the repair and insuring of Collateral and payment of taxes) and which it fails to do or pay as herein required, (ii) pay any sums due and owing by it to the landlord of any premises where any Collateral is located, and (iii) pay or discharge any lien, security interest or encumbrance in favor of anyone other than the Agent (or any Holders) which covers or affects the Collateral or any part thereof. It will promptly reimburse and pay the Agent (or any Holders) for any and all sums, costs, fees, and expenses which the Agent (or any Holders) may pay or incur by reason of defending, protecting or enforcing the security interest herein granted or the priority thereof or in enforcing payment of the Obligations or in discharging any lien or claim against the Collateral or any part thereof or in the exchange, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof or for the care of the Collateral, by litigation or otherwise, and with respect to either it, its account debtors, its guarantors and other persons, including but not limited to all court costs, collection charges, travel, and reasonable attorneys' fees and all reasonable expenses (including reasonable counsel fees) incident to the enforcement of payment of any of its obligations by any action or participation in, or in connection with, a case or proceeding under chapters 7, 11 or 13 of the Bankruptcy Code, or any successor statute thereto. All sums paid and all costs, expenses and liabilities incurred by the Agent (or any Holders) pursuant to the foregoing provisions, together with interest thereon at any default rate in effect under the Loan Documents, shall be added to and become part of the Obligations secured hereby.

               (m) Comply with Loan Documents. It shall comply with all terms and conditions of the Loan Documents.

               (n) Stock Powers, Endorsements, Etc. It shall, from time to time, upon request of the Agent, promptly execute such endorsements and deliver to the Agent such stock powers and similar documents, satisfactory in form and substance to the Agent, with respect to any Collateral constituting investment securities under the UCC as the Agent may reasonably request and shall, from time to time, upon request of the Agent, promptly transfer any investment securities which are part of the Collateral into the name of any nominee designated by the Agent on the books of the entity issuing such securities; provided, however, that the Agent shall not be entitled to effect or demand a transfer of such Collateral into the name of the Agent or the Agent's nominee without the consent of the record owner thereof unless and until an event of default shall have occurred.

               Upon and following the occurrence of an event of default as hereinafter defined, promptly upon receipt thereof by the Borrowers and without any request therefor by the Agent, all dividends and distributions, and other proceeds of any Collateral constituting investment securities under the UCC shall be paid to and held by the Agent as additional Collateral.

               Upon and following the occurrence of an event of default as hereinafter defined, promptly upon request of the Agent, the Borrowers shall execute and deliver such consents or proxies and other documents as may be necessary to allow the Agent to exercise any voting power or other right with respect to any investment securities included in the Collateral; provided, however, that unless an event of default shall have occurred and be continuing, the Borrowers shall be entitled:

               (i) to exercise, as the Borrowers shall deem appropriate, all voting or other powers with respect to securities pledged hereunder; and

               (ii) to receive and retain for the Borrowers' own account any and all cash dividends paid in respect thereof.


          4. Transfer of Collateral.

             Upon and following  the   occurrence  of  an  event  of  default as
hereinafter defined, the Agent may, at the direction of either the Bridge Majority Holders, the Class A Majority Holders, the Class B Majority Holders or the Class C Majority Holders, whether or not any of the Obligations be due, in its name or in the name of the Borrowers or otherwise, notify any account debtor or the obligor on any instrument to make payment to the Agent, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by the Agent with respect to, any of the Collateral, but shall be under no obligation to do so, and/or the Agent, acting at the direction of a Special Majority, may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Borrowers. If at any time any Holder should transfer its interest in any Debentures or the Notes, or the Agent should resign and that resignation becomes effective as permitted under this Agreement, that Holder or the Agent, as the case may be, shall be fully discharged from all responsibility to the Borrowers with respect to their interest in the Collateral.

          5. Defaults.

             The occurrence of any one or more of the following events shall constitute an event of default by the Borrowers under this Agreement:

             (a) any "Event of Default" shall occur and be continuing under any of the Debentures or any other Loan Documents;

             (b) the Facility, or any renewal, extension, refinancing, deferral, restructuring, amendment or modification thereof, shall have expired in accordance with its terms or shall be terminated, whether at maturity, upon acceleration of the obligations thereunder or otherwise, and all amounts outstanding thereunder shall not have been paid by the Borrowers at the time of such expiration or termination;

             (c) if any warranty, representation or statement of fact made herein or furnished to the Agent (or any Holders) at any time by or on behalf of the Borrowers proves to have been false in any material respect when made or furnished;

             (d) in the event of loss, theft, substantial damage or destruction of any of the Collateral or the making of any levy on, seizure or attachment of any of the Collateral;

             (e)  if  any  Borrower  fails  to  observe  or  perform  any of its
covenants   contained   herein,  and  such  failure  continues for 30 days after
receipt by such Borrower of notice thereof; or

             (f) if any Borrower shall execute or file a certificate or other instrument evidencing the legal change of its name or commence using a tradename or change the address of its chief executive offices or any address where any Collateral is located or books and records are maintained without furnishing the Agent at least 15 business days' prior written notice thereof.

          6. Remedies on Default.

          Upon the occurrence of an event of default relating to the bankruptcy or insolvency of any Borrower shall occur, all Obligations shall automatically, without notice or demand, be immediately due and payable; upon the occurrence of any other event of default or at any time thereafter, the Agent may, at the direction of either the Bridge Majority Holders, the Class A Majority Holders, the Class B Majority Holders or the Class C Majority Holders without notice to or demand upon the Borrowers, declare the Obligations owed to the Holders, as applicable, immediately due and payable and the Agent (for the benefit of the Holders) shall have the following rights and remedies in addition to all rights and remedies of a secured party under the Uniform Commercial Code or other applicable statute or rule, in any jurisdiction in which enforcement is sought and all other rights and remedies under any other Loan Document or other agreement involving the Agent and any Borrower, all such rights and remedies being cumulative and not exclusive, and exercisable in any order and in any combination, at the direction of the Bridge Majority Holders, the Class A Majority Holders, the Class B Majority Holders or the Class C Majority Holders:

          (a) The Agent may institute proceedings to collect all Obligations from the Borrowers or anyone else who may be responsible for the payment of any Obligations.

          (b) The Agent may, at any time and from time to time, with or without process of law and with or without the aid and assistance of others, enter upon any premises in which the Collateral or any part thereof may be located and, without resistance or interference by the Borrowers, take possession of the Collateral; and/or dispose of all or any part of the Collateral on any premises of the Borrowers; and/or require the Borrowers to assemble and make available to the Agent all or any part of the Collateral at any place and time designated by the Agent which is reasonably convenient to the Agent and the Borrowers; and/or remove all or any part of the Collateral from any premises on which any part thereof may be located for the purpose of effecting preservation or sale or other disposition thereof; and/or sell, resell, lease, assign and deliver, or otherwise dispose of, the Collateral or any part thereof in its existing condition or following any commercially reasonable preparation or processing, at public or private proceedings, in one or more parcels at the same or different times with or without having the Collateral at the place of sale or other disposition for cash, upon credit or for future delivery, and in connection therewith the Agent may grant options, at such place or places and time or times and to such persons, firms or corporations as the Agent deems best, and without demand for performance or any notice or advertisement to the Borrowers of the place and time of any public sale or of the place and time after which any private sale or other disposition may be made, and/or liquidate or dispose of the Collateral or any part thereof in any other commercially reasonable manner.

          If any of the Collateral is sold by the Agent upon credit or for future delivery, the Agent shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Agent may resell such Collateral. The Borrowers hereby waive all equity and right of redemption. The Agent may buy any part or all of the Collateral at any public sale and if any part of all of the Collateral is of a type which is the subject of widely distributed standard price quotations the Agent may buy at private sale, all free from any equity or right of redemption which is hereby waived and released by the Borrowers, and the Agent may make payment therefor (by endorsement without recourse) in notes of any Borrower to the order of the Agent in lieu of cash to the amount then due thereon which each Borrower hereby agrees to accept.

          (c) The Agent (and any Holder acting at the direction of the Bridge Majority Holders, the Class A Majority Holders, the Class B Majority Holders or the Class C Majority Holders) may appropriate, set off and apply for the payment of any or all of the Obligations for the ratable benefit of the Holders, any and all balances, sums, property, claims, credits, deposits, accounts, reserves, collections, drafts, notes, or other items or proceeds of the Collateral in or coming into the possession of the Agent or its agents and belonging or owing to the Borrowers, without notice to the Borrowers, and in such manner as the Agent may in its sole discretion determine.

          (d) Collect accounts receivable and any other sums owing to the Borrowers directly, or through an agent or designee, or in the name of the Borrowers.

          (e) Any of the proceeds of the Collateral received by the Borrowers shall not be commingled with other property of the Borrowers, but shall be segregated, held by the Borrowers in trust for the Agent (as agent for the Holders) as the exclusive property of the Agent (as agent for the Holders), and the Borrowers will immediately deliver to the Agent the identical checks, moneys or other proceeds of Collateral received, and the Agent shall have the right to endorse the name of the Borrowers on any and all checks, or other forms of remittance received, where such endorsement is required to effect collection. Each Borrower hereby designates, constitutes and appoints the Agent and any designee or agent of the Agent as attorney-in-fact of such Borrower, irrevocably and with power of substitution, with authority to receive, open and dispose of all mail addressed to such Borrower, to notify the Post Office authorities to change the address for delivery of mail addressed to such Borrower, to such address as the Agent may designate; to endorse the name of such Borrower on any notes, acceptances, checks, drafts, money orders or other evidences of payment or proceeds of the Collateral that may come into the Agent's possession; to sign the name of such Borrower on any invoices, documents, drafts against account debtors of such Borrower, assignments, requests for verification of accounts and notices to debtors of such Borrower; to execute any endorsements, assignments, or other instruments of conveyance or transfer; and to do all other acts and things necessary and advisable in the sole discretion of the Agent to carry out and enforce this Agreement. All acts of said attorney or designee shall not be liable for any acts of commission or omission nor for any error of judgment or mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any of the Obligations shall remain unpaid.

          (f) The Borrowers understand that compliance with the Federal securities laws, applicable blue sky or other state securities laws or similar laws analogous in purpose or effect may strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any part of the Collateral constituting unregistered investment securities and may also limit the extent to which or the manner in which any subsequent transferee of such Collateral may dispose of the same. Accordingly, each Borrower agrees that IF ANY COLLATERAL CONSTITUTING UNREGISTERED INVESTMENT SECURITIES IS SOLD AT ANY PUBLIC OR PRIVATE SALE, THE AGENT MAY ELECT TO SELL ONLY TO A BUYER WHO WILL GIVE FURTHER ASSURANCES, SATISFACTORY IN FORM AND SUBSTANCE TO THE AGENT, RESPECTING COMPLIANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY AND ALL APPLICABLE STATE SECURITIES LAWS; AND A SALE SUBJECT TO SUCH CONDITION SHALL BE DEEMED COMMERCIALLY REASONABLE.

          7. Liability Disclaimer.

          Under no circumstances whatsoever shall the Agent or any Holder be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral, of any nature or kind whatsoever, or any matter or proceedings arising out of or relating thereto. The Agent (and the Holders) shall not be required to take any action of any kind to collect or protect any interest in the Collateral, including but not limited to any action necessary to preserve their, or the Borrowers' rights against prior parties to any of the Collateral. The Agent (and the Holders) shall not be liable or responsible in any way for the safekeeping, care or custody of any of the Collateral, or for any loss or damage thereto, or for any diminution in the value thereof, or for any act or default of any agent or bailee of the Agent or the Borrowers, or of any carrier, forwarding agency or other person whomsoever, or for the collection of any proceeds, but the same shall be at the Borrowers' sole risk at all times. Each Borrower hereby releases the Agent and the Holders from any claims, causes of action and demands at any time arising out of or with respect to this Agreement or the Obligations, and any actions taken or omitted to be taken by the Agent or any Holders with respect thereto, and such Borrower agrees to defend and hold the Agent and the Holders harmless from and with respect to any and all such claims, causes of action and demands. The Agent's and the Holder's prior recourse to any part of all of the Collateral shall not constitute a condition of any demand for payment of the Obligations or of any suit or other proceeding for the collection of the Obligations. This provision is not intended to limit the Agent's responsibility to the Holders as provided in Section 9.

          8. Application of Proceeds. Upon the occurrence and during the continuance of an event or default (as described above), the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by the Agent in the following order of priorities, (subject to the prior right, if any, of the holders of the Senior Debt to those proceeds):

          first, to payment of the reasonable out-of-pocket expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Agent, and all reasonable out-of-pocket expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent or any Holder is to be reimbursed pursuant to this Agreement or any provision of any of the other Loan Documents;

          second, to the ratable payment of accrued but unpaid interest (including post-petition interest) and fees constituting Obligations pursuant to the Notes (but only in respect of the amounts actually advanced to the Borrowers by the Bridge Holders);

          third, to the ratable payment of unpaid principal of the Notes (but only up to the amounts actually advanced to the Borrowers by the Bridge Holders);

          fourth,  to  the  ratable  payment  of  accrued  but  unpaid  interest
     (including   post-petition  interest)  and  fees  constituting  Obligations pursuant to the Class A Debentures and Class B Debentures;

          fifth, to the ratable payment of unpaid principal of the Class A Debentures and Class B Debentures;

          sixth,   to  the  ratable  payment  of  accrued  but  unpaid  interest
     (including   post-petition  interest)  and  fees  constituting  Obligations pursuant to the Class C Debentures (other than the Brand Debentures);

          seventh, to the ratable payment of unpaid principal of the Class C Debentures (other than the Brand Debentures);

          eighth,  to  the  ratable  payment  of  accrued  but  unpaid  interest
     (including   post-petition  interest)  and  fees  constituting  Obligations pursuant to the Brand Debentures;

          ninth, to the ratable payment of unpaid principal of the Brand Debentures;

          tenth, to the ratable payment of all other Obligations, until all such Secured Obligations shall have been paid in full; and

          finally, to payment to the Borrowers or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

          9. The Agent.

          9.1 Actions. Unless a specific provision of this Agreement provides that the Agent shall act only upon written directions or instructions from a specific percentage thereof, the Agent shall be deemed to be authorized on behalf of each Holder to act on behalf of such Holder under this Agreement and any other Loan Document and, in the absence of written instructions from a Special Majority received from time to time by the Agent (with respect to which the Agent agrees that it will, subject to the last two sentences of this section 9.1, comply, except as otherwise advised by counsel, to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other Loan Document by the Borrower. By accepting their Debentures or Notes, as applicable, each Holder shall be deemed to have agreed to indemnify the Agent (which agreement shall survive any termination of such Holder's percentage), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement, the Debentures, the Notes or any other Loan Document, including the reimbursement of the Agent for all out-of-pocket expenses (including attorneys' fees) incurred by the Agent hereunder or in connection herewith or in enforcing the Obligations of the Borrowers under this Agreement or any other Loan Document, in all cases as to which the Agent is not reimbursed by the Borrowers; provided that no Holder shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Agent's gross negligence or willful misconduct. The Agent shall not be required to take any action hereunder or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement or any other Loan Document, unless the Agent is indemnified to its reasonable satisfaction by the Holders against loss, costs, liability and expense. If any indemnity in favor of the Agent shall become impaired, it may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given.

          In the event that the Agent following the occurrence of an event of default hereunder receives instructions from either the Bridge Majority Holders, the Class A Majority Holders, the Class B Majority Holders or the Class C Majority Holders, as the case may be, to take any action to foreclose on or otherwise realize on the Collateral, the other Majority Holders shall not give any contrary instruction to the Agent and, if any such instruction is given, it shall have no force and effect.

          9.2 Exculpation. Neither the Agent nor any of its directors, officers, partners, employees or agents shall be liable to any Holder for any action taken or omitted to be taken by it under this Agreement, the Debentures, the Notes or any other Loan Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence. The Agent shall not be responsible to any Holder for any recitals, statements, representations or warranties herein or in any certificate or other document delivered in connection herewith or for the authorization, execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, or sufficiency of any of the Loan Documents, the financial condition of the Borrowers or the condition or value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of any of the Loan Documents, the financial condition of the Borrowers or the existence or possible existence of any default or event of default. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which it believes to be genuine and to have presented by a proper person.

          9.3 Resignation of Agent. The Agent may resign as such at any time upon at least thirty (30) days' prior notice to the Borrowers and all Holders, such resignation not to be effective until a successor Agent is in place. If the Agent at any time shall resign, a Special Majority may jointly appoint another Holder as a successor Agent which shall thereupon become the Agent hereunder. If within 30 days after the retiring Agent's giving notice of resignation, no successor Agent shall have been so appointed by a Special Majority, and shall have accepted such appointment, then the retiring Agent may, on behalf of the Holders appoint as successor Agent hereunder a financial institution organized under the laws of the United States and having a combined capital and surplus of at least $500,000,000. Should the successor Agent be a financial institution that, in the ordinary course of its business, serves as agent for lending facilities, the Borrowers shall pay that successor Agent's reasonable fees for serving as successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents.

          9.4 Replacement of Agent. A Special Majority may at any time and for any reason replace the Agent with a successor Agent jointly selected by them, upon at least ten days written notice to the Borrowers and the other Holders. Should the successor Agent be a financial institution that, in the ordinary course of its business, serves as agent for lending facilities, the Borrowers shall pay that successor Agent's reasonable fees serving as an agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the terminated Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of the retiring Agent, and the terminated Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents.

          9.5 Obligations Held by the Agent. The Agent shall have the same rights and powers with respect to any Debentures or Notes held by it or any of its affiliates, as any Holder and may exercise the same as if it were not the Agent. Each of the Borrowers and the Holders hereby waives, and each successor to any Holder shall be deemed to waive, any right to disqualify any Holder (including Cerberus) from serving as the Agent or any claim against that Holder for serving as Agent.

          9.6 Copies, etc. The Agent shall give prompt notice to each Holder of each notice or request required or permitted to be given to the Agent by the Borrower pursuant to the terms of this Agreement. The Agent will distribute to each Holder each instrument and other Loan Document received for its account and copies of all other communications received by the Agent from a Borrower for distribution to the Holders by the Agent in accordance with the terms of this Agreement. Notwithstanding anything herein contained to the contrary, all notices to and communications with the Borrowers under this Agreement and the other Loan Documents shall be effected by the Holders through the Agent.

          9A. Cerberus.

          Cerberus is herewith delivering to the Agent executed Form UCC-3s assigning to the Agent for the benefit of Cerberus and the other Holders all of Cerberus's right, title and interest in and to the financing statements previously filed on behalf of Cerberus in respect of LogiMetrics with the State of New York and the County of Suffolk (the "Assignments"). Upon the delivery of the Assignments, Cerberus shall be relieved of any further responsibility or obligation as Agent under the Amended and Restated Security Agreement. For purposes of Article 9 hereof, Cerberus shall be deemed to have resigned as Agent pursuant to Section 9.3 and to have been replaced as agent by the Agent, all effective as of the date hereof. Notwithstanding the foregoing, the provisions of Article 9 hereof shall be deemed to apply to any actions taken by Cerberus as agent under the Amended and Restated Security Agreement on or prior to the date hereof. Each of the parties hereto hereby releases Cerberus and its partners and their respective officers, directors, managers, employees, agents, representatives and equity interest holders (collectively, "Cerberus Parties") from any and all claims, damages, liabilities, losses, actions, causes of action or other claims of whatever kind or nature whatsoever, whether known or unknown, contingent or liquidated, arising on or prior to the date hereof as a result of or out of Cerberus's service as predecessor Agent ("Claims"). The Borrowers, jointly and severally, shall indemnify and hold harmless each of the Cerberus Parties from any Claims that may be asserted against any of them.

          10. Release of Collateral. Upon the indefeasible payment in full of the Obligations, the Agent shall, upon the request of the Borrowers, promptly reassign and redeliver to the Borrowers the Collateral which has not been sold, disposed of, retained or applied by the Agent in accordance with the terms hereof, together with such endorsements, stock powers and similar documents as the Borrowers may reasonably request. Such reassignment and redelivery shall be without warranty by or recourse to the Agent, except as to the absence of any prior assignments by the Agent of its interest in the Collateral.

          In the event that LogiMetrics seeks to effect a sale of certain of the Collateral, and such sale would qualify as a sale described in clause (iii) of the third paragraph of the Notes (a "Qualifying Sale"), LogiMetrics shall have the right to cause the Agent to release from the security interests granted hereby and to deliver to LogiMetrics such portion of the Collateral as is being disposed of pursuant to the Qualifying Sale upon compliance with the procedures contained in the remainder of this paragraph. In the event that LogiMetrics wishes to effect the release and delivery of such Collateral, LogiMetrics shall, not less than five business days prior to the expected closing date of the Qualifying Sale (the "Closing Date") deliver to the Agent and the Holders a written request setting forth the expected Closing Date and describing in reasonable detail the Collateral to be sold in connection with the Qualifying Sale and the expected net proceeds to be obtained as a result thereof. Such request shall be accompanied by certified resolutions of LogiMetrics' Board of Directors authorizing the Qualifying Sale and authorizing the application of the proceeds therefrom as herein provided. The Agent shall release from the security interests granted hereby and deliver to LogiMetrics or upon its order on the Closing Date the Collateral to be conveyed in the Qualifying Sale upon receipt by the Agent of evidence reasonably satisfactory to it that (i) the holder of any security interest in or lien on the Collateral ranking prior to the security interests granted to the Holders hereby has released its security interest or lien to the extent necessary to effect the Qualifying Sale and has consented to the application of the net proceeds of the Qualifying Sale as contemplated herein, and (ii) the Company has, out of the net proceeds thereof, indefensibly paid or provided for the indefeasible payment in full of all Obligations outstanding under the Notes. In the event that the net proceeds of the Qualifying Sale exceed the Obligations outstanding under the Notes, such excess shall be applied to the other Obligations secured hereby in accordance with the priorities established in Section 8. In order to evidence the release of such Collateral, at the request of LogiMetrics and at its sole expense, the Agent shall execute and deliver to LogiMetrics or upon its order such instruments, agreements, certificates or other documentation as LogiMetrics may request.

          11. Nonwaiver.

              No failure or delay on the part of the Agent in exercising any of its rights and remedies hereunder or otherwise shall constitute a waiver thereof, and no single or partial waiver by the Agent of any default or other right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

          12. Waivers by Borrowers.

          Each Borrower hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any of the Obligations or the Collateral and any and all other notices and demands whatsoever (except as expressly provided herein) whether or not relating to such instruments. In the event of any litigation at any time arising with respect to any matter connected with this Agreement or the Obligations, each Borrower hereby waives any and all defenses, rights of setoff and rights to interpose counterclaims of any nature. Each Borrower also waives any right to assert that the Agent or any Holder has the duty to marshal any assets in favor of such Borrower or any other party or against or in payment of any Obligations.

          13. Consent of the Holders. The Class A Holders, the Class B Holders and the Class C Holders hereby irrevocably consent to the Loans and the extension of the security interests to the Notes and the Class C Debentures as provided herein and to the transactions contemplated by the Loan Documents and hereby irrevocably waive any provisions of the Debentures to the extent they would prohibit or conflict with the terms and conditions of the Loan Documents or would result in a default or an event of default under the Debentures in the event that the Loans are made and the other transactions contemplated by the Loan Documents are consummated.

          14. Modification.

              No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement and to the provision so modified or limited, and executed by the party to be charged.

          15. Binding Effect.

              This Agreement and all Obligations of the Borrowers hereunder shall be binding upon the successors or assigns of each Borrower, and shall, together with the rights and remedies of the Agent and the Holders hereunder, inure to the benefit of the Agent and the Holders and their respective successors and assigns.

          16. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by the internal laws of the State of New York, pursuant to Section 15-1401 of the General Obligations Law of such state. Each Borrower irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each Borrower anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each Borrower irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each Borrower irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          17. Notices. All notices, consents, requests, and other communications under this Agreement shall be in writing and shall be effective: (a) upon delivery by hand; (b) one day after being deposited with a recognized overnight delivery service; or (c) three days after being deposited in the United States mail, first-class, postage prepaid, registered or certified, return receipt requested in each case addressed to any Holder at the address of such Holder indicated on the signature page hereof or, in the case of any subsequent Holder, as otherwise notified to the Borrowers, and to the other parties hereto as follows (or to such other address as hereafter may be designated in writing by such party to the other party):

               If to LogiMetrics:

                           LogiMetrics, Inc.
                           50 Orville Drive
                           Bohemia, NY  11716
                           Attn:  President

                  If to mmTech:
                           mmTech, Inc.
                           611 Industrial Way West
                           Eatontown, NJ 07724
                           Attn:  President

                  If to the Agent:

                           Cramer Rosenthal McGlynn, LLC
                           520 Madison Avenue
                           New York, NY  10022

          18. Severability.

          If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.

          19. No Jury Trial.

          Each of the parties hereto hereby waives any right to request a trial by jury in any litigation with respect to any aspect of this Agreement and represents that it has consulted with counsel specifically with respect to this waiver.

          20. Counterparts.

          This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed as of the date first written above.


                                            LOGIMETRICS, INC.



                                            By:  /s/Norman M. Phipps
                                                 _________________________
                                                 Name:  Norman M. Phipps
                                                 Title: President and Chief
                                                        Operating Officer


                                            MMTECH, INC.



                                            By:  /s/Charles S. Brand
                                                 _________________________
                                                 Name: Charles S. Brand
                                                 Title: President


                                            CRAMER ROSENTHAL McGLYNN, LLC,
                                                    as Agent



                                            By:/s/Sam Beritela
                                               ___________________________
                                               Name: Sam Beritela
                                               Title: Vice President and
                                                      Chief Financial
                                                      Officer

                                            CRAMER ROSENTHAL McGLYNN, INC.,


                                            By:  /s/Sam Beritela
                                                 __________________________
                                                 Name: Sam Beritela
                                                 Title: Vice President and
                                                        Chief Financial Officer



                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291

                                            L.A.D. EQUITY PARTNERS, L.P.

                                            By:  Flint Investments, Inc.
                                                 Its General Partner



                                            By:  /s/Arthur J. Pergament
                                                 __________________________
                                                 Name: Arthur J. Pergament
                                                 Title: Vice President


                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291



                                            /s/Gerald B. Cramer
                                               _______________________________
                                               Gerald B. Cramer


                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291

                                            /s/Edward J. Rosenthal
                                            _______________________________
                                            Edward J. Rosenthal Profit
                                            Sharing Plan and Trust

                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291


                                            CRM 1997 ENTERPRISE FUND, LLC


                                            By:  Cramer Rosenthal McGlynn, Inc.,
                                                 Its Managing Member



                                            By:  /s/Sam Beritela
                                                 _______________________________
                                                 Name: Sam Beritela
                                                 Title: Vice President and Chief
                                                        Financial Officer

                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291

                                            CRM PARTNERS, L.P.

                                            By:  Cramer Rosenthal McGlynn, Inc.,
                                                 Its General Partner



                                            By:  /s/Sam Beritela
                                                 _______________________________
                                                 Name: Sam Beritela
                                                 Title: Vice President and Chief
                                                        Financial Officer

                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291

                                            CRM RETIREMENT PARTNERS, L.P.

                                            By:  Cramer Rosenthal McGlynn, Inc.,
                                                 Its General Partner


                                            By:  /s/Sam Beritela
                                                 _______________________________
                                                 Name: Sam Beritela
                                                 Title: Vice President and Chief
                                                        Financial Officer

                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291

                                            CRM MADISON PARTNERS, L.P.

                                            By:  Cramer Rosenthal McGlynn, Inc.,
                                                 Its General Partner



                                            By:  /s/Sam Beritela
                                                 _______________________________
                                                 Name: Sam Beritela
                                                 Title: Vice President and Chief
                                                        Financial Officer

                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291

                                            CRM U.S. VALUE FUND, LTD.

                                            By:  Cramer Rosenthal McGlynn, Inc.,
                                                 Its General Partner



                                            By:  /s/Sam Beritela
                                                 _______________________________
                                                 Name: Sam Beritela
                                                 Title: Vice President and Chief
                                                        Financial Officer


                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291


                                            EURYCLEIA PARTNERS, L.P.

                                            By:  Marchessini & Dernisch, L.L.C.,
                                                 Its General Partner


                                            By:  /s/Rona Trokie
                                                 _______________________________
                                                 Name: Rona Trokie
                                                 Title: Vice President

                                            745 Fifth Avenue, Suite 1400
                                            New York, New York 10151
                                            Tel:  (212) 752-4300
                                            Fax:  (212) 752-4309

                                            A.C. ISRAEL ENTERPRISES, INC.



                                            By:  /s/Jay Howard
                                                 _______________________________
                                                 Name:  Jay Howard
                                                 Title:

                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291

                                            CRM-EFO PARTNERS, L.P.

                                            By:  CRM-EFO Investments, LLC,
                                                 Its General Partner

                                            By:  Cramer Rosenthal McGlynn, Inc.,
                                                 Its Managing Member



                                            By:  /s/Sam Beritela
                                                 _______________________________
                                                 Name:  Sam Beritela
                                                 Title: Vice President and Chief
                                                        Financial Officer

                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291



                                              /s/Richard S. Fuld, Jr.
                                              __________________________________
                                              Richard S. Fuld, Jr.

                                            By:  Cramer Rosenthal McGlynn, Inc.,
                                                 Attorney-in-Fact



                                            By:  /s/Sam Beritela
                                                 _______________________________
                                                 Name:  Sam Beritela
                                                 Title: Vice President and Chief
                                                        Financial Officer

                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291

                                            PAMELA EQUITIES CORP.



                                            By:  /s/Gregory Manocherian
                                                 _______________________________
                                                 Name:  Gregory Manocherian
                                                 Title:

                                            3 New York Plaza
                                            18th Floor
                                            New York, New York 10004
                                            Tel:  (212) 837-4829
                                            Fax:  (212) 837-4938

                                            WHITEHALL PROPERTIES, LLC



                                            By:  /s/Gregory Manocherian
                                                 _______________________________
                                                 Name: Gregory Manocherian
                                                 Title:

                                            3 New York Plaza
                                            18th Floor
                                            New York, New York 10004
                                            Tel:  (212) 837-4829
                                            Fax:  (212) 837-4938


                                            KABUKI PARTNERS ADP, GP



                                            By:  /s/Gregory Manocherian
                                                 ________________________
                                                 Name: Gregory Manocherian
                                                 Title:

                                            3 New York Plaza
                                            18th Floor
                                            New York, New York 10004
                                            Tel:  (212) 837-4829
                                            Fax:  (212) 837-4938

                                            MBF BROADBAND SYSTEMS, L.P.

                                            By:  MBF Broadband Systems, Inc.,
                                                 Its General Partner

                                            By:  /s/Mark B. Fisher
                                                 ________________________
                                                 Name:  Mark B. Fisher
                                                 Title:  President

                                            12 East 49th Street
                                            35th Floor
                                            New York, New York 10017
                                            Telephone:  (212) 339-2861
                                            Facsimile:  (212) 339-2834


                                            /s/Mark B. Fisher
                                            _____________________________
                                            Mark B. Fisher

                                            12 East 49th Street
                                            35th Floor
                                            New York, New York 10017
                                            Telephone:  (212) 339-2861
                                            Facsimile:  (212) 339-2834

                                            McGLYNN FAMILY PARTNERSHIP



                                            By:  /s/Ronald H. McGlynn
                                                 _______________________________
                                                 Name:  Ronald H. McGlynn
                                                 Title:  General Partner

                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291

                                            /s/Fred M. Filoon
                                            _____________________________
                                            Fred M. Filoon

                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291




                                            /s/Eugene A. Trainor, III
                                            _____________________________
                                            Eugene A. Trainor, III

                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291

                                            CERBERUS PARTNERS, L.P.

                                            By:  Cerberus Associates, L.L.C.,
                                                 Its General Partner

                                            By:  /s/Stephen Feinberg
                                                 ________________________
                                                 Name:  Stephen Feinberg
                                                 Title:  Managing Member

                                            450 Park Avenue
                                            28th Floor
                                            New York, New York 10022
                                            Telephone:  (212) 891-2100
                                            Facsimile:  (212) 421-2947

                                            /s/Steven Dinetz
                                            __________________________________
                                            Steven Dinetz

                                            1034 Skyland Drive
                                            Zephyr Cove, Nevada 89448
                                            Tel:  (702) 588-0343
                                            Fax:  (702) 588-1433

                                            CRM 1998 ENTERPRISE FUND, LLC

                                            By:  Cramer Rosenthal McGlynn, Inc.,
                                                   Its Managing Member



                                            By:  /s/Sam Beritela
                                                 _______________________________
                                                 Name: Sam Beritela
                                                 Title: Vice President and
                                                        Chief Financial Officer

                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291


                                            /s/Charles B. Brand
                                            _____________________________
                                            Charles S. Brand

                                            611 Industrial Way West
                                            Eatontown, New Jersey 07724
                                            Tel:  (732) 935-0853
                                            Fax:(732) 935-7151

                                            /s/Gregory Manocherian
                                            _____________________________
                                            Gregory Manocherian

                                            135 Central Park West,
                                            Tower Southeast
                                            New York, New York 10023
                                            Tel:  (212) 799-3500
                                            Fax:  (212) 873-2877

                                  SCHEDULE 3(a)


1.  20 Meridian Road
Eatontown, NJ 07724

2.  Mr. Dee's Long Term Storage
911 Lincoln Avenue
Holbrook, NY 11741

       AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT,
                  INTERCREDITOR AGREEMENT, WAIVER AND CONSENT


          Amendment No. 1, dated as of December 2, 1999 (this "Amendment") to the Second Amended and Restated Security Agreement, Intercreditor Agreement, Waiver And Consent dated March 7, 1996, as amended and restated as of July 29, 1997 and on or about August 31, 1999 (the "Agreement"), among LOGIMETRICS, INC., a Delaware corporation ("LogiMetrics"), and mmTech, Inc., a New Jersey corporation ("mmTech" and, together with LogiMetrics, the "Borrowers"), Cramer Rosenthal McGlynn, LLC, as Agent (in such capacity, the "Agent") for itself and the Holders listed on the signature pages hereto, and any other persons becoming Holders from time to time. Capitalized terms used but not defined herein shall have the meaning set forth in the Agreement.

          WHEREAS the Borrowers are presently indebted to the various Holders in respect of certain Notes, Class A Debentures, Class B Debentures and/or Class C Debentures as defined in, subject to and secured by the Agreement (collectively, the "Existing Indebtedness").

          WHEREAS the certain Holders listed on Schedule A hereto (i) have made additional loans to the Borrowers in the initial aggregate principal amount of $175,000 (the "Initial New Loans"), each in the amount set forth opposite such Holder's name on such revised Schedule A and (ii) wish to make from time to time hereafter, at each such Holder's individual discretion, further loans in the collective aggregate principal amount not to exceed $825,000 (together with the Initial New Loans, the "New Loans"), with each New Loan evidenced or to be evidenced by a Supplemental Negotiable Secured Senior Subordinated Promissory Note substantially in the form attached hereto as Exhibit A (the "New Notes"), and to be subject to and secured by the Agreement on terms senior to all of the Existing Indebtedness and senior to the rights, preferences and priorities as are accorded to any of the Existing Indebtedness under the Agreement, but, subject to the prior rights, preferences and priorities accorded thereunder to the Agent, solely in its capacity as Agent and not as a Holder;

          WHEREAS the parties hereto wish to consent to the New Loans and the New Notes, agree that the New Loans and the New Notes shall be subject to and secured by the Agreement, senior to all of the Existing Indebtedness and senior to the rights, preferences and priorities as are accorded to any of the Existing Indebtedness under the Agreement, but, subject to the prior rights, preferences and priorities accorded thereunder to the Agent, solely in its capacity as Agent and not as a Holder ; and

          WHEREAS the parties hereto wish to memorialize such consent and agreement by this Amendment,

          NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto:

          1. Give  their  consent  to the New Loans to be  evidenced  by the New
Notes;

          2. Agree that the New Loans and the New Notes shall hereafter be and shall be deemed to be subject to and secured by the Agreement, ratably ranking senior to all of the Existing Indebtedness and senior to the rights, preferences and priorities as are accorded to any of the Existing Indebtedness under the Agreement, but, subject to the prior rights, preferences and priorities accorded thereunder to the Agent, solely in its capacity as Agent and not as a Holder;

          3. Agree that the Agreement is hereby amended to reflect the consent and agreements set forth herein above, and that any conflicting provisions of the Agreement are hereby superceded, but, solely to the extent necessary to give effect to this Amendment; and.

          4. Further agree that, as amended hereby, the Agreement is reaffirmed and ratified and shall remain in full force and effect and, without limiting the generality of the foregoing, each of the Borrowers hereby ratifies, restates and reaffirms, and hereby grants anew, the security interest set forth in the Agreement to secure all of the Existing Indebtedness and the New Loans and New Notes, in accordance with the terms of the Agreement as amended hereby.

          This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed as of the date first written above.


                                           LOGIMETRICS, INC.



                                           By:  /s/ Norman M. Phipps
                                                ________________________________
                                                Name:  Norman M. Phipps
                                                Title: President and Chief
                                                       Operating Officer


                                           MMTECH, INC.



                                           By:  /s/Charles S. Brand
                                                ________________________________
                                                Name: Charles S. Brand
                                                Title:President


                                           CRAMER ROSENTHAL McGLYNN, LLC,
                                           as Agent



                                           By:/s/Sam Beritela
                                              __________________________________
                                              Name: Sam Beritela
                                              Title: Vice President and Chief
                                                     Financial Officer

                                           CRAMER ROSENTHAL McGLYNN, INC.,



                                           By:  /s/Sam Beritela
                                                ________________________________
                                                Name: Sam Beritela
                                                Title: Vice President and Chief
                                                       Financial Officer

                                           520 Madison Avenue
                                           New York, New York 10022
                                           Tel:  (212) 838-3830
                                           Fax:  (212) 644-8291

                                           L.A.D. EQUITY PARTNERS, L.P.

                                           By:  Flint Investments, Inc.
                                                Its General Partner



                                           By:  /s/Arthur J. Pergament
                                                ________________________________
                                                Name: Arthur J. Pergament
                                                Title: Vice President

                                           520 Madison Avenue
                                           New York, New York 10022
                                           Tel:  (212) 838-3830
                                           Fax:  (212) 644-8291



                                           /s/Gerald B. Cramer
                                           ___________________________________
                                           Gerald B. Cramer

                                           520 Madison Avenue
                                           New York, New York 10022
                                           Tel:  (212) 838-3830
                                           Fax:  (212) 644-8291

                                           /s/Edward J. Rosenthal
                                           ___________________________________
                                           Edward J. Rosenthal Profit Sharing
                                           Plan and Trust

                                           520 Madison Avenue
                                           New York, New York 10022
                                           Tel:  (212) 838-3830
                                           Fax:  (212) 644-8291

                                           CRM 1997 ENTERPRISE FUND, LLC

                                           By:  Cramer Rosenthal McGlynn, Inc.,
                                                 Its Managing Member



                                           By:  /s/Sam Beritela
                                                ________________________________
                                                 Name: Sam Beritela
                                                 Title: Vice President and Chief
                                                        Financial Officer

                                           520 Madison Avenue
                                           New York, New York 10022
                                           Tel:  (212) 838-3830
                                           Fax:  (212) 644-8291

                                           CRM PARTNERS, L.P.

                                           By:  Cramer Rosenthal McGlynn, Inc.,
                                                Its General Partner



                                           By:  /s/Sam Beritela
                                                ________________________________
                                                Name: Sam Beritela
                                                Title: Vice President and Chief
                                                       Financial Officer

                                           520 Madison Avenue
                                           New York, New York 10022
                                           Tel:  (212) 838-3830
                                           Fax:  (212) 644-8291

                                           CRM RETIREMENT PARTNERS, L.P.

                                           By:  Cramer Rosenthal McGlynn, Inc.,
                                                Its General Partner



                                           By:  /s/Sam Beritela
                                                ________________________________
                                                Name: Sam Beritela
                                                Title: Vice President and Chief
                                                       Financial Officer

                                           520 Madison Avenue
                                           New York, New York 10022
                                           Tel:  (212) 838-3830
                                           Fax:  (212) 644-8291

                                           CRM MADISON PARTNERS, L.P.

                                           By:  Cramer Rosenthal McGlynn, Inc.,
                                                Its General Partner



                                           By:  /s/Sam Beritela
                                                ________________________________
                                                Name: Sam Beritela
                                                Title: Vice President and Chief
                                                       Financial Officer

                                           520 Madison Avenue
                                           New York, New York 10022
                                           Tel:  (212) 838-3830
                                           Fax:  (212) 644-8291

                                           CRM U.S. VALUE FUND, LTD.

                                           By:  Cramer Rosenthal McGlynn, Inc.,
                                                Its General Partner



                                           By:  /s/Sam Beritela
                                                ________________________________
                                                Name: Sam Beritela
                                                Title: Vice President and Chief
                                                       Financial Officer

                                           520 Madison Avenue
                                           New York, New York 10022
                                           Tel:  (212) 838-3830
                                           Fax:  (212) 644-8291

                                           EURYCLEIA PARTNERS, L.P.

                                           By:  Marchessini & Dernisch, L.L.C.,
                                                Its General Partner


                                           By:  /s/Rona Trokie
                                                ________________________________
                                                Name: Rona Trokie
                                                Title: Vice President

                                            745 Fifth Avenue, Suite 1400
                                            New York, New York 10151
                                            Tel:  (212) 752-4300
                                            Fax:  (212) 752-4309

                                            A.C. ISRAEL ENTERPRISES, INC.



                                            By:  /s/Jay Howard
                                                 _______________________________
                                                 Name:  Jay Howard
                                                 Title:

                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291

                                            CRM-EFO PARTNERS, L.P.

                                            By:  CRM-EFO Investments, LLC,
                                                 Its General Partner

                                            By:  Cramer Rosenthal McGlynn, Inc.,
                                                 Its Managing Member



                                            By:  /s/Sam Beritela
                                                 _______________________________
                                                 Name:  Sam Beritela
                                                 Title: Vice President and Chief
                                                        Financial Officer

                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291



                                            /s/Richard S. Fuld, Jr.
                                            ____________________________________
                                            Richard S. Fuld, Jr.

                                            By: Cramer Rosenthal McGlynn, Inc.,
                                                Attorney-in-Fact



                                            By:  /s/Sam Beritela
                                                 _______________________________
                                                 Name:  Sam Beritela
                                                 Title: Vice President and
                                                        Chief Financial Officer

                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291

                                            PAMELA EQUITIES CORP.



                                            By:  /s/Gregory Manocherian
                                                 ______________________________
                                                 Name:Gregory Manocherian
                                                 Title:

                                            3 New York Plaza
                                            18th Floor
                                            New York, New York 10004
                                            Tel:  (212) 837-4829
                                            Fax:  (212) 837-4938

                                            WHITEHALL PROPERTIES, LLC



                                            By:  /s/Gregory Manocherian
                                                 ______________________________
                                                 Name: Gregory Manocherian
                                                 Title:

                                            3 New York Plaza
                                            18th Floor
                                            New York, New York 10004
                                            Tel:  (212) 837-4829
                                            Fax:  (212) 837-4938


                                            KABUKI PARTNERS ADP, GP



                                            By:  /s/Gregory Manocherian
                                                 _________________________
                                                 Name: Gregory Manocherian
                                                 Title:

                                            3 New York Plaza
                                            18th Floor
                                            New York, New York 10004
                                            Tel:  (212) 837-4829
                                            Fax:  (212) 837-4938

                                            MBF BROADBAND SYSTEMS, L.P.

                                            By:  MBF Broadband Systems, Inc.,
                                                 Its General Partner

                                            By:  /s/Mark B. Fisher
                                                 _______________________________
                                                 Name:  Mark B. Fisher
                                                 Title:  President

                                            12 East 49th Street
                                            35th Floor
                                            New York, New York 10017
                                            Telephone:  (212) 339-2861
                                            Facsimile:  (212) 339-2834




                                            /s/Mark B. Fisher
                                            ____________________________________
                                            Mark B. Fisher

                                            12 East 49th Street
                                            35th Floor
                                            New York, New York 10017
                                            Telephone:  (212) 339-2861
                                            Facsimile:  (212) 339-2834

                                            McGLYNN FAMILY PARTNERSHIP



                                            By:  /s/Ronald H. McGlynn
                                                 _______________________________
                                                 Name:  Ronald H. McGlynn
                                                 Title:  General Partner

                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291

                                            /s/Fred M. Filoon
                                            ____________________________________
                                            Fred M. Filoon

                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291




                                            /s/Eugene A. Trainor, III
                                            ____________________________________
                                            Eugene A. Trainor, III

                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291

                                            CERBERUS PARTNERS, L.P.

                                            By:  Cerberus Associates, L.L.C.,
                                                 Its General Partner

                                            By:  /s/Stephen Feinberg
                                                 _______________________________
                                                 Name:  Stephen Feinberg
                                                 Title: Managing Member

                                            450 Park Avenue
                                            28th Floor
                                            New York, New York 10022
                                            Telephone:  (212) 891-2100
                                            Facsimile:  (212) 421-2947

                                            /s/Steven Dinetz
                                            ____________________________________
                                            Steven Dinetz

                                            1034 Skyland Drive
                                            Zephyr Cove, Nevada 89448
                                            Tel:  (702) 588-0343
                                            Fax:  (702) 588-1433

                                            CRM 1998 ENTERPRISE FUND, LLC

                                            By: Cramer Rosenthal McGlynn, Inc.,
                                                Its Managing Member



                                            By:  /s/Sam Beritela
                                                 ______________________________
                                                 Name: Sam Beritela
                                                 Title: Vice President and Chief
                                                        Financial Officer

                                            520 Madison Avenue
                                            New York, New York 10022
                                            Tel:  (212) 838-3830
                                            Fax:  (212) 644-8291




                                            /s/Charles S. Brand
                                            ____________________________________
                                            Charles S. Brand


                                            611 Industrial Way West
                                            Eatontown, New Jersey 07724
                                            Tel:  (732) 935-0853
                                            Fax:(732) 935-7151

                                            /s/Gregory Manocherian
                                            ____________________________________
                                            Gregory Manocherian

                                            135 Central Park West,
                                            Tower Southeast
                                            New York, New York 10023
                                            Tel:  (212) 799-3500
                                            Fax:  (212) 873-2877


                                             Schedule A

---------------------------------------------- ------------------------------------ ------------------------------
                 Note Holder                           New Initial Notes                    Additional New Notes*

---------------------------------------------- ------------------------------------ ------------------------------
Pamela Equities Corp.                                    $ 26,250
---------------------------------------------- ------------------------------------ ------------------------------
A.C. Israel Enterprises, Inc.                              18,600
---------------------------------------------- ------------------------------------ ------------------------------
Gerald B. Cramer                                           18,600
---------------------------------------------- ------------------------------------ ------------------------------
CRM 1997 Enterprise Fund, LLC                              17,100
---------------------------------------------- ------------------------------------ ------------------------------
Whitehall Properties, LLC                                  15,000
---------------------------------------------- ------------------------------------ ------------------------------
CRM Partners, L.P.                                         20,400
---------------------------------------------- ------------------------------------ ------------------------------
CRM Retirement Partners, L.P.                               8,250
---------------------------------------------- ------------------------------------ ------------------------------
CRM Madison Partners, L.P.                                  8,250
---------------------------------------------- ------------------------------------ ------------------------------
L.A.D. Equity Partners, L.P.                                    0
---------------------------------------------- ------------------------------------ ------------------------------
CRM-EFO Partners, L.P.                                      4,650
---------------------------------------------- ------------------------------------ ------------------------------
Gregory Manocherian                                         3,750
---------------------------------------------- ------------------------------------ ------------------------------
CRM U.S. Value Fund, Ltd.                                   2,850
---------------------------------------------- ------------------------------------ ------------------------------
Edward J. Rosenthal, Keogh                                  1,800
---------------------------------------------- ------------------------------------ ------------------------------
Fred M. Filoon                                              1,800
---------------------------------------------- ------------------------------------ ------------------------------
McGlynn Family Partnership, L.P.                            1,800
---------------------------------------------- ------------------------------------ ------------------------------
Eugene A. Trainor, III                                        900
---------------------------------------------- ------------------------------------ ------------------------------
Cereberus Partners, L.P.                                   25,000
---------------------------------------------- ------------------------------------ ------------------------------

TOTAL                                                    $175,000                             $825,000
---------------------------------------------- ------------------------------------ ------------------------------

--------
*  To be advanced from time to time at each Holder's discretion.

                                                                       EXHIBIT A



                                     FORM OF
                         SUPPLEMENTAL NEGOTIABLE SECURED
                       SENIOR SUBORDINATED PROMISSORY NOTE



$_____________
                                                       Final Maturity Date:
                                                       March 7, 2000


FOR VALUE RECEIVED, LogiMetrics, Inc., a Delaware corporation, and mmTech, Inc., a New Jersey corporation (collectively, the "Makers"), hereby jointly and severally promise to pay to the order of _____________, or its successors and assigns (the "Holder"), at ______________ or at such other location as the Holder may designate from time to time, the sum of ________________________ Dollars ($___________), or such lesser amount as may be advanced hereunder, together with interest thereon at the rate of 13% per annum, in lawful money of the United States of America on or before June 2, 2000, or on demand at any time upon or during the continuance of an Event of Default as defined in the Security Agreement (as defined below), with or without demand as provided in the Security Agreement. The obligations of the Makers are joint and several and the Holder may proceed to collect the full amount owed hereunder from either Maker whether or not proceeding against the other.

          If the Holder fails to pay any amount hereunder when due, interest shall thereafter accrue on such overdue amount at the rate of 16% per annum until paid in full. Interest hereunder shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

          The Makers may prepay this Note at any time, in whole or in part, without premium or penalty. The Makers shall prepay this Note in full within five (5) Business Days after the consummation of (i) any public or private sale by either Maker of its debt or equity securities or securities convertible into or exchangeable for its debt or equity securities, (ii) any permanent loan or other credit facility obtained by either Maker from a bank or other financial institution, or (iii) any sale by either Maker of all or substantially all of its assets to a third party which results, in each such case, in net proceeds to the Makers (after all related fees and expenses) of at least Three Million Dollars ($3,000,000). As used herein, "Business Day" means a day, other than a Saturday or Sunday, on which commercial banks in New York City are open for the general transaction of business.

          The Makers shall pay to the Holder the reasonable attorneys' fees and disbursements and all other out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note. All payments received shall be applied, first, to the costs of collection, second, to unpaid interest, and third, to principal.

          No delay or failure on the part of the Holder in exercising any power, right or remedy hereunder shall operate as a waiver of any such power, right or remedy; nor shall any single or partial exercise of any power, right or remedy preclude any other or further exercise of such power, right or remedy, or the exercise of any other power, right or remedy, and no waiver whatsoever shall be valid unless in writing, signed by the Holder, and then only to the extent expressly set forth therein. No remedy is exclusive of any other remedy and all remedies shall be cumulative to the maximum extent permitted by applicable law. Each Maker hereby waives presentment, demand for payment, diligence, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

          This Note is one of the new New Notes referred to in Amendment No. 1, dated on or about the date hereof, to the Second Amended and Restated Security Agreement, Intercreditor Agreement, Waiver and Consent, dated March 7, 1996, as amended and restated as of July 29, 1997 and on or about August 31, 1999, among the Makers, Cramer Rosenthal McGlynn, LLC, as Agent (the "Agent"), and the other parties thereto, (as amended by such Amendment No. 1, the "Security Agreement") and is secured by the Collateral (as defined in the Security Agreement). The Security Agreement grants the Agent on behalf of the Holder and the other parties thereto certain rights with respect to the Collateral upon certain defaults specified therein and sets forth the related priorities of the Holder and the other parties thereto with regard to such Collateral.

          This Note shall be binding upon each Maker and its successors and assigns. This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York pursuant to Section 15-1402 of the General Obligations Law of such state. Each Maker irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Note. Service of process in connection with any such suit, action or proceeding may be served on the Makers anywhere in the world by any method authorized by law. Each Maker irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each Maker irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          No modification, alteration, waiver or change of any of the provisions hereof shall be effective unless in writing and signed by each Maker and the Holder and, then, only to the extent set forth in such writing.

                  [Remainder of page intentionally left blank]

ATTEST:                                     LOGIMETRICS, INC.



_____________________                       ____________________________________
Name:                                       By: Norman M. Phipps
                                            Title: President


ATTEST:                                     MMTECH, INC.



_____________________                       ____________________________________
Name:                                       By: Norman M. Phipps
                                            Title: Assistant Secretary

Dated:  December __, 1999

       AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT,
                  INTERCREDITOR AGREEMENT, WAIVER AND CONSENT


          Amendment No. 2, dated as of February 17, 2000 (this "Amendment") to the Second Amended and Restated Security Agreement, Intercreditor Agreement, Waiver And Consent dated March 7, 1996, as previously amended and restated as of July 29, 1997 and on or about August 31, 1999, and as further amended by Amendment No. 1 thereto, dated as of December 2, 1999 (the "Agreement"), among LOGIMETRICS, INC., a Delaware corporation ("LogiMetrics"), and mmTech, Inc., a New Jersey corporation ("mmTech" and, together with LogiMetrics, the "Borrowers"), Cramer Rosenthal McGlynn, LLC, as Agent (in such capacity, the "Agent") for itself and the other Holders listed on the signature pages hereto, and any other persons becoming Holders from time to time. Pursuant to this Amendment, SIGNAL TECHNOLOGY CORPORATION, a Delaware corporation ("Signal"), is hereby added as a Holder party hereto, as hereinafter set forth, effective as of the Effective Date, as hereinafter defined). Capitalized terms used but not defined herein shall have the meaning set forth in the Agreement.

          WHEREAS the Borrowers are presently indebted to the various Holders in respect of certain Notes, Class A Debentures, Class B Debentures and/or Class C Debentures as defined in, subject to and secured by the Agreement (collectively, the "Junior Indebtedness");

          WHEREAS, in addition, the certain Holders listed on Schedule A hereto have made and, subject to this Amendment and certain related undertakings by the Borrowers and Signal, intend to make additional loans from to time in the aggregate principal amount of $1,000,000 (the "Legacy Loans", which are the same as the "New Loans" as defined in Amendment No. 1 to the Agreement), in the principal amounts set forth opposite each Holders name on such Schedule A, each Legacy Loan being or to be evidenced by a Supplemental Negotiable Secured Senior Subordinated Promissory Note substantially in the form attached hereto as Exhibit A (the "Legacy Notes", which are the same as the "New Notes" as defined in Amendment No. 1 to the Agreement) and secured by and subject to the terms of the Agreement;

          WHEREAS, simultaneously herewith, the LogiMetrics and Signal are entering into (i) a Letter of Intent (the "Signal Letter of Intent") pursuant to which the parties intend to consummate a reverse merger of LogiMetrics into a wholly-owned subsidiary of Signal, (ii) a Loan Agreement (the "Signal Loan Agreement") pursuant to which Signal will make loans to LogiMetrics up to the aggregate principal amount of $2,000,000 (the "Signal Loans"), $1,000,000 of which is to be advanced on or about the date hereof and the remainder is to be advanced from time to time thereafter, pursuant to and evidenced by a single Negotiable Secured Senior Subordinated Promissory Note in the aggregate principal amount of $2,000,000, substantially in the form attached hereto as Exhibit B (the "Signal Note"), with such Signal Loans and Signal Note to be secured by the Agreement (as hereby amended) on terms senior to the Junior Indebtedness and to the rights, preferences and priorities as are accorded to any of the Junior Indebtedness under the Agreement, pari passu and pro rata with the Legacy Loans and to the rights, preferences and priorities as are accorded to the Legacy Loans under the Agreement, and junior to any amounts now or hereafter owing to the Agent, solely in its capacity as Agent and not as a Holder, and to the rights, preferences and priorities as are accorded to such indebtedness under the Agreement, and (iii) a Management Agreement (the "Signal Management Agreement") pursuant to which Signal will immediately assume management of substantially all of the business assets of LogiMetrics located in Bohemia, New York (as set forth in the Signal Management Agreement, the "New York Business Assets") and will relocate the New York Business Assets to Florida, and Signal shall have rights under the Signal Management Agreement and the Signal Loan Agreement to acquire the New York Business Assets under certain circumstances if the above-referenced reverse merger is not consummated;

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to (i) waive all existing Events of Default under the Junior Indebtedness and the Legacy Loans, (ii) consent to the Signal Loans and the Signal Note, and agree that the Signal Loans and the Signal Notes shall be subject to and secured by the Agreement (as amended hereby) on terms senior to the Junior Indebtedness and to the rights, preferences and priorities as are accorded to any of the Junior Indebtedness under the Agreement, pari passu and pro rata with the Legacy Loans and to the rights, preferences and priorities as are accorded to the Legacy Loans under the Agreement, and junior to any amounts now or hereafter owing to the Agent, solely in its capacity as Agent and not as a Holder, and to the rights, preferences and priorities as are accorded to the such indebtedness under the Agreement, (iii) consent to the Signal Management Agreement, including, without limitation, the provisions therein (or in the Signal Loan Agreement) for the management, relocation and acquisition by Signal of the New York Business Assets and, in connection therewith, agree to release the Agent's lien and security interest in the New York Business Asset in the event that Signal acquires the same pursuant to such provisions; and

          WHEREAS the parties hereto wish to memorialize such waivers, consents and agreements by this Amendment,

          NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions hereof, each of the parties hereto, effective as of the Effective Date (defined below), hereby:

          1. Waives all existing Events of Default under the Junior Indebtedness and the Legacy Loans, including any occasioned by the entry by LogiMetrics into the Signal Letter of Intent, the Signal Loan Agreement, the Signal Note and the Signal Management Agreement, and the other documents referred to therein to be entered into simultaneously therewith (the "Signal Transaction Documents");

          2. Gives its consent to the Signal Loans to be issued pursuant to the Signal Loan Agreement and to be evidenced by the Signal Note, provided that Signal does becomes, and by its signature below Signal hereby agrees to and does become, a party to the Agreement as a Holder with respect to the Signal Loans and accepts and agrees to be bound by all of the terms and conditions of the Agreement (as amended hereby) and, without limiting the foregoing, hereby unconditionally appoints the Agent as its agent under and pursuant to the terms of the Agreement for all purposes of thereof;

          3. Agrees that the Signal Loans and the Signal Note shall hereafter be and shall be deemed to be subject to and secured by the Agreement, and with respect to the Collateral shall rank (a) senior to all of the Junior Indebtedness and to the rights, preferences and priorities as are accorded to any of the Junior Indebtedness under the Agreement, (b) pari passu and pro rata with the Legacy Loans and to the rights, preferences and priorities as are accorded to any of the Legacy Loans under the Agreement, and (c) junior and subject to any amounts now or hereafter owing by the Borrowers or any of them to the Agent under the Agreement, solely in its capacity as Agent under the Agreement and not as a Holder, and to the rights, preferences and priorities as are accorded to such indebtedness under the Agreement ;

          4. Gives its consent to management by Signal of the New York Business Assets, the relocation by Signal of the New York Business Assets to Florida, and the acquisition by signal of the New York Business Assets, all pursuant to the terms of the Signal Management Agreement and/or the Signal Loan Agreement, and hereby further agrees that the lien and security interest in the New York Business Assets arising under the Agreement shall be and be deemed released without further action upon the acquisition by Signal of the New York Business Assets in accordance with the terms of the Signal Management Agreement or the Signal Loan Agreement, provided that, until such time as Signal actually acquires title to the New York Business Assets pursuant to the terms of the Signal Management Agreement or the Signal Loan Agreement, LogiMetrics and Signal shall take all actions necessary or reasonably requested by the Agent to ensure the continued perfection at all times of the lien and security interest of the Agent in the New York Business Assets, including the execution and filing of appropriate UCC financing statements in Florida and the separate identification and non-commingling with Signal's own assets of the New York Business Assets, and (subject to Signal's rights under the Signal Management Agreement and Signal Loan Agreement) Signal hereby agrees to hold and manage the New York Business Assets in trust for the Agent and the Holders, and

          5. Agrees that the Agreement is hereby amended to reflect the waivers, consents and agreements set forth herein above, and that any conflicting provisions of the Agreement are hereby superseded, but, solely to the extent necessary to give effect to this Amendment, and without limiting the generality of this Section 3, the following provisions shall be amended as follows:

               (a) All references in the Agreement to the term "Agreement" shall mean the Agreement as amended and supplemented through the date hereof, including as amended and supplemented hereby, as the same may hereafter be further amended, supplemented or otherwise modified in accordance with its terms;

               (b) All references in the Agreement to the words "Loans" and "Notes" shall mean, respectively, only the Loans and Notes other than the Legacy Loans and Legacy Notes, and the all references in the Agreement (by virtue of Amendment No. 1 thereto) to the words "New Loans" and "New Notes" shall mean, respectively, only the Legacy Loans and Legacy Notes, and the parties further agree that, notwithstanding the statement in any Legacy Note to the effect that such note is a "Note" or "New Note" referenced in the Agreement or any amendment thereto, such Legacy Note is and shall be deemed a Legacy Note (and not a "Note") under and for all purposes of the Agreement;

               (c) All references in the Agreement to the term "Holders" shall include, in addition and not in limitation, Signal, the registered holders from time to time of the Notes, and the registered holders from time to time of the Legacy Notes;

               (d) All references in the Agreement to the term "Loan Documents" shall include, in addition and not in limitation, the Signal Loan Agreement, the Signal Note, the Notes and the Legacy Notes;

               (e) All references in the Agreement to the term "Special Majority" shall include, in addition and not in limitation, Signal, the Majority Note Holders and the Majority Legacy Note Holders;

               (f) "Majority Note Holders" shall mean the registered holders of at least a majority in aggregate principal amount of the Notes outstanding at the time of determination;

               (g) "Majority Legacy Note Holders" shall mean the registered holders of at least a majority in aggregate principal amount of the Legacy Notes outstanding at the time of determination;

               (h) Schedule 3(b) is deleted and replaced with Schedule 3(b) attached hereto;

               (i) Signal and the Majority Legacy Note Holders shall be included in Section 4 as additional parties that are permitted to give direction to the Agent following the occurrence of an event of default;

               (h) "Event of Default" shall mean any event of default referred to in Paragraph 5 of the Agreement and, unless the context clearly indicates otherwise, each use of the term "event of default" in the Agreement (including this Amendment) shall mean (i) if referring to an event of default under the Agreement, an Event of Default and, (ii) if referring to an event of default under any other agreement or instrument, an Event of Default, event of default or such other term of similar import used in such agreement or instrument to denote an event giving rise to a right to accelerate or foreclose with or without notice;

               (i) Signal and the Majority Legacy Note Holders shall be included in Section 6 as additional parties that are permitted to give direction to the Agent upon the occurrence of any Event of Default other than an Event of Default relating to the bankruptcy or insolvency of any Borrower, and as additional parties that may direct the Agent to exercise the rights and remedies granted under the Agreement;

               (j) Signal and the Majority  Legacy  Holders shall be included in
     Section 6(c) as additional parties that are permitted to set off and apply for the payment of any or all of the Obligations for the ratable benefit of the Holders;

               (k) With respect to Section 8:

                    (i) New "second" and "third" clauses are hereby added, to read as follows:

                              "second,  to  the  ratable payment of accrued  but
                         unpaid interest (including post-petition interest) and fees constituting Obligations pursuant to the Signal Note and the Legacy Loans;

                              third,  to the ratable payment of unpaid principal
                         of the Signal Note and the Legacy Loans";

                    (ii) clauses "second" through "tenth" are hereby renumbered clause "fourth" through "twelfth", respectively; and

                    (iii) as so renumbered, new clauses "fourth" and "fifth" shall refer solely to interest, fees and principal pursuant to the Notes (and not pursuant to the Legacy Notes); and

               (l) Signal and the Majority legacy Note Holders shall be included in Section 9.1 as additional parties are permitted to instruct the Agent to take any action to foreclose or otherwise realize on the Collateral; and

          6. Agrees that, as amended hereby, the Agreement is hereby affirmed or reaffirmed and ratified by all signatories hereto and shall remain in full force and effect and, without limiting the generality of the foregoing, each of the Borrowers hereby affirms or reaffirms, ratifies and hereby grants anew to the Agent, for the ratable benefit of the Agent and the Holders, the security interest set forth in the Agreement to secure all of the Junior Indebtedness, the Legacy Loans, the Signal Loans and any amounts now or hereafter owing by the Borrowers, or any of them, to the Agent in its capacity as Agent under the Agreement, all in accordance with and subject to the terms of the Agreement as amended hereby, and each of the signatories hereby affirms or reaffirms, ratifies and hereby renews its agreement to be bound by all terms and conditions of the Agreement (as amended hereby), including, without limitation, the relative rights, preferences and priorities afforded by the Agreement to each of them, and each of the Holders hereby affirms or reaffirms, ratifies and hereby authorizes anew Cramer, Rosenthal, McGlynn, LLC as its Agent under the Agreement, for all purposes thereof and entitled to all the rights and benefits accorded to the Agent thereunder.

          THE BORROWERS AND SIGNAL hereby further covenant and agree, until such time as Signal may have exercised its right under the Signal Management Agreement or the Signal Loan Agreement to acquire the New York Business Assets, to take all necessary or prudent actions as the Agent may request to ensure the continued perfection of the security interest granted under the Agreement in and to all assets of either Borrower that may be relocated to Florida or elsewhere pursuant to the Signal Transaction Documents, including the identification of all locations where assets and/or books and records may be kept, the filing of additional UCC financing statements and, to the extent practicable, separately identifying and/or tracking the assets of the Borrowers from those of Signal, and not commingling the same, and (subject to its rights under the Signal Management Agreement and Signal Loan Agreement) Signal shall hold and manage the same in trust for the Agent and the Holders.

          THE BORROWERS AND THE AGENT hereby covenant and agree, upon the due exercise of Signal's right under the Signal Management Agreement or the Signal Loan Agreement to acquire the New York Business Assets, to take all necessary or prudent actions as Signal may request to release and record the release of the security interest granted under the Agreement in and to the New York Business Assets, including the delivery of executed UCC termination statements prepared by Signal.

          This Amendment shall become effective upon the date (the "Effective Date") that each of the following conditions precedent shall be true:

               (a) Agent shall have received a counterpart hereof duly executed and delivered by each intended party hereto;

               (b) Agent shall have received a copy of each of the Signal Transaction Documents, each in form and substance satisfactory to the Agent, as duly executed and delivered by each of the intended parties thereto;

               (c) Agent shall have received a copy of each of the Legacy Notes to be outstanding after giving effect to the Legacy Loans to be outstanding as of the Effective Date hereof, each as duly executed and delivered to the Holders of the Legacy Notes, and

               (d) Agent shall have received a copy of a consent, waiver and extension, in form and substance satisfactory to the Agent, duly executed and delivered by North Fork Bank, (i) consenting to the Signal Transaction Documents and the transactions contemplated thereunder; (ii) waiving any existing default or Event of Default, including any occasioned by the entry into this Amendment or the Signal Documents and the consummation of the transactions contemplated thereunder, and (iii) extending to not sooner than June 30, 2000, the maturity date of, and the requirement of any principal payment under, the North Fork Bank facility (together with evidence satisfactory to the Agent that all conditions to the effectiveness thereof shall have been satisfied; and

         This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed as of the date first written above.


                                          LOGIMETRICS, INC.



                                          By:  /s/Norman M. Phipps
                                               _________________________________
                                               Name:  Norman M. Phipps
                                               Title: President and Chief
                                                      Operating Officer


                                          MMTECH, INC.



                                          By:  /s/Charles S. Brand
                                               _________________________
                                               Name: Charles S. Brand
                                               Title: President


                                          CRAMER ROSENTHAL McGLYNN, LLC,
                                                  as Agent



                                          By:/s/Sam Beritela
                                             ___________________________________
                                             Name: Sam Beritela
                                             Title: Vice President and Chief
                                                    Financial Officer

                                          CRAMER ROSENTHAL McGLYNN, INC.,



                                          By:  /s/Sam Beritela
                                               _________________________________
                                               Name: Sam Beritela
                                               Title: Vice President and Chief
                                                      Financial Officer

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          L.A.D. EQUITY PARTNERS, L.P.

                                          By:  Flint Investments, Inc.
                                               Its General Partner



                                          By:  /s/Arthur J. Pergament
                                               _________________________________
                                               Name: Arthur J. Pergament
                                               Title: Vice President

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291



                                          /s/Gerald B. Cramer
                                          ______________________________________
                                          Gerald B. Cramer

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          /s/Edward J. Rosenthal
                                          ___________________________________
                                          Edward J. Rosenthal Profit Sharing
                                          Plan and Trust

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          CRM 1997 ENTERPRISE FUND, LLC

                                          By:  Cramer Rosenthal McGlynn, Inc.,
                                               Its Managing Member



                                          By:  /s/Sam Beritela
                                               _________________________________
                                               Name: Sam Beritela
                                               Title: Vice President and Chief
                                                      Financial Officer

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          CRM PARTNERS, L.P.

                                          By:  Cramer Rosenthal McGlynn, Inc.,
                                               Its General Partner



                                          By:  /s/Sam Beritela
                                               _________________________________
                                               Name: Sam Beritela
                                               Title: Vice President and Chief
                                                      Financial Officer

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          CRM RETIREMENT PARTNERS, L.P.

                                          By:  Cramer Rosenthal McGlynn, Inc.,
                                               Its General Partner



                                          By:  Sam Beritela
                                               _________________________________
                                               Name: Sam Beritela
                                               Title: Vice President and Chief
                                                      Financial Officer

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          CRM MADISON PARTNERS, L.P.

                                          By:  Cramer Rosenthal McGlynn, Inc.,
                                               Its General Partner



                                          By:  /s/Sam Beritela
                                               _________________________________
                                               Name: Sam Beritela
                                               Title: Vice President and Chief
                                                      Financial Officer

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          CRM U.S. VALUE FUND, LTD.

                                          By:  Cramer Rosenthal McGlynn, Inc.,
                                               Its General Partner



                                          By:  /s/Sam Beritela
                                               _________________________________
                                               Name: Sam Beritela
                                               Title: Vice President and Chief
                                                      Financial Officer

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          EURYCLEIA PARTNERS, L.P.

                                          By:  Marchessini & Dernisch, L.L.C.,
                                               Its General Partner


                                          By:  /s/Rona Trokie
                                               _________________________________
                                               Name: Rona Trokie
                                               Title: Vice President

                                          745 Fifth Avenue, Suite 1400
                                          New York, New York 10151
                                          Tel:  (212) 752-4300
                                          Fax:  (212) 752-4309

                                          A.C. ISRAEL ENTERPRISES, INC.



                                          By:  /s/Jay Howard
                                               _________________________________
                                               Name:  Jay Howard
                                               Title:

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          CRM-EFO PARTNERS, L.P.

                                          By:  CRM-EFO Investments, LLC,
                                               Its General Partner

                                          By:  Cramer Rosenthal McGlynn, Inc.,
                                               Its Managing Member



                                          By:  /s/Sam Beritela
                                               _________________________________
                                               Name:  Sam Beritela
                                               Title: Vice President and Chief
                                                      Financial Officer

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291



                                          /s/Richard S. Fuld, Jr.
                                          ______________________________________
                                          Richard S. Fuld, Jr.

                                          By:  Cramer Rosenthal McGlynn, Inc.,
                                               Attorney-in-Fact



                                          By:  /s/Sam Beritela
                                               _________________________________
                                               Name:  Sam Beritela
                                               Title: Vice President  and  Chief
                                                      Financial Officer

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          PAMELA EQUITIES CORP.



                                          By:  /s/Gregory Manocherian
                                               _________________________________
                                               Name: Gregory Manocherian
                                               Title:

                                         3 New York Plaza
                                         18th Floor
                                         New York, New York 10004
                                         Tel:  (212) 837-4829
                                         Fax:  (212) 837-4938

                                         WHITEHALL PROPERTIES, LLC



                                         By:  /s/Gregory Manocherian
                                              ________________________
                                              Name: Gregory Manocherian
                                              Title:

                                         3 New York Plaza
                                         18th Floor
                                         New York, New York 10004
                                         Tel:  (212) 837-4829
                                         Fax:  (212) 837-4938


                                         KABUKI PARTNERS ADP, GP



                                         By:  /s/Gregory Manocherian
                                              _________________________
                                              Name: Gregory Manocherian
                                              Title:

                                         3 New York Plaza
                                         18th Floor
                                         New York, New York 10004
                                         Tel:  (212) 837-4829
                                         Fax:  (212) 837-4938

                                         MBF BROADBAND SYSTEMS, L.P.

                                         By:  MBF Broadband Systems, Inc.,
                                              Its General Partner

                                         By:  /s/Mark B. Fisher
                                              __________________________________
                                              Name:  Mark B. Fisher
                                              Title:  President

                                         12 East 49th Street
                                         35th Floor
                                         New York, New York 10017
                                         Telephone:  (212) 339-2861
                                         Facsimile:  (212) 339-2834




                                          /s/Mark B. Fisher
                                          ______________________________________
                                          Mark B. Fisher

                                          12 East 49th Street
                                          35th Floor
                                          New York, New York 10017
                                          Telephone:  (212) 339-2861
                                          Facsimile:  (212) 339-2834

                                          McGLYNN FAMILY PARTNERSHIP



                                          By:  /s/Ronald H. McGlynn
                                               _________________________________
                                               Name:  Ronald H. McGlynn
                                               Title:  General Partner

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          /s/Fred M. Filoon
                                          ______________________________________
                                          Fred M. Filoon

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291




                                          /s/Eugene A. Trainor, III
                                          ______________________________________
                                          Eugene A. Trainor, III

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291

                                          CERBERUS PARTNERS, L.P.

                                          By:  Cerberus Associates, L.L.C.,
                                               Its General Partner

                                          By:  /s/Stephen Feinberg
                                               _________________________________
                                               Name:  Stephen Feinberg
                                               Title:  Managing Member

                                          450 Park Avenue
                                          28th Floor
                                          New York, New York 10022
                                          Telephone:  (212) 891-2100
                                          Facsimile:  (212) 421-2947

                                          /s/Steven Dinetz
                                          ______________________________________
                                          Steven Dinetz

                                          1034 Skyland Drive
                                          Zephyr Cove, Nevada 89448
                                          Tel:  (702) 588-0343
                                          Fax:  (702) 588-1433

                                          CRM 1998 ENTERPRISE FUND, LLC

                                          By:  Cramer Rosenthal McGlynn, Inc.,
                                               Its Managing Member



                                          By:  /s/Sam Beritela
                                               _________________________________
                                               Name: Sam Beritela
                                               Title: Vice President and Chief
                                                      Financial Officer

                                          520 Madison Avenue
                                          New York, New York 10022
                                          Tel:  (212) 838-3830
                                          Fax:  (212) 644-8291




                                          Charles S. Brand
                                          ______________________________________
                                          Charles S. Brand

                                          611 Industrial Way West
                                          Eatontown, New Jersey 07724
                                          Tel:  (732) 935-0853
                                          Fax:(732) 935-7151

                                          Gregory Manocherian
                                          ______________________________________
                                          Gregory Manocherian

                                          135 Central Park West, Tower Southeast
                                          New York, New York 10023
                                          Tel:  (212) 799-3500
                                          Fax:  (212) 873-2877




                                          SIGNAL TECHNOLOGY CORPORATION



                                          By:/s/George Lombard
                                             ___________________________________
                                             Name: George Lombard
                                             Title:Chairman and Chief Executive
                                                   Officer


                                   Schedule A


---------------------------------------------- ------------------------------------ ------------------------------
         Legacy Note Holder                            Existing Legacy Notes                New Legacy Notes

---------------------------------------------- ------------------------------------ ------------------------------
Pamela Equities Corp.
---------------------------------------------- ------------------------------------ ------------------------------
A.C. Israel Enterprises, Inc.
---------------------------------------------- ------------------------------------ ------------------------------
Gerald B. Cramer
---------------------------------------------- ------------------------------------ ------------------------------
CRM 1997 Enterprise Fund, LLC
---------------------------------------------- ------------------------------------ ------------------------------
Whitehall Properties, LLC
---------------------------------------------- ------------------------------------ ------------------------------
CRM Partners, L.P.
---------------------------------------------- ------------------------------------ ------------------------------
CRM Retirement Partners, L.P.
---------------------------------------------- ------------------------------------ ------------------------------
CRM Madison Partners, L.P.
---------------------------------------------- ------------------------------------ ------------------------------
L.A.D. Equity Partners, L.P.
---------------------------------------------- ------------------------------------ ------------------------------
CRM-EFO Partners, L.P.
---------------------------------------------- ------------------------------------ ------------------------------
Gregory Manocherian
---------------------------------------------- ------------------------------------ ------------------------------
CRM U.S. Value Fund, Ltd.
---------------------------------------------- ------------------------------------ ------------------------------
Edward J. Rosenthal, Keogh
---------------------------------------------- ------------------------------------ ------------------------------
Fred M. Filoon
---------------------------------------------- ------------------------------------ ------------------------------
McGlynn Family Partnership, L.P.
---------------------------------------------- ------------------------------------ ------------------------------
Eugene A. Trainor, III
---------------------------------------------- ------------------------------------ ------------------------------
Cereberus Partners, L.P.
---------------------------------------------- ------------------------------------ ------------------------------
TOTAL                                                       $320,000                          $680,000
---------------------------------------------- ------------------------------------ ------------------------------

                                    EXHIBIT A



                                     FORM OF
                         SUPPLEMENTAL NEGOTIABLE SECURED
                       SENIOR SUBORDINATED PROMISSORY NOTE



$_____________
                                                           Final Maturity Date:
                                                                  ________, 2000


FOR VALUE RECEIVED, LogiMetrics, Inc., a Delaware corporation, and mmTech, Inc., a New Jersey corporation (collectively, the "Makers"), hereby jointly and severally promise to pay to the order of _____________, or its successors and assigns (the "Holder"), at ______________ or at such other location as the Holder may designate from time to time, the sum of ________________________ Dollars ($___________), or such lesser amount as may be advanced hereunder, together with interest thereon at the rate of 13% per annum, in lawful money of the United States of America on or before June 2, 2000, or on demand at any time upon or during the continuance of an Event of Default as defined in the Security Agreement (as defined below), with or without demand as provided in the Security Agreement. The obligations of the Makers are joint and several and the Holder may proceed to collect the full amount owed hereunder from either Maker whether or not proceeding against the other.

          If the Holder fails to pay any amount hereunder when due, interest shall thereafter accrue on such overdue amount at the rate of 16% per annum until paid in full. Interest hereunder shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

          The Makers may prepay this Note at any time, in whole or in part, without premium or penalty. The Makers shall prepay this Note in full within five (5) Business Days after the consummation of (i) any public or private sale by either Maker of its debt or equity securities or securities convertible into or exchangeable for its debt or equity securities, (ii) any permanent loan or other credit facility obtained by either Maker from a bank or other financial institution, or (iii) any sale by either Maker of all or substantially all of its assets to a third party which results, in each such case, in net proceeds to the Makers (after all related fees and expenses) of at least Three Million Dollars ($3,000,000). As used herein, "Business Day" means a day, other than a Saturday or Sunday, on which commercial banks in New York City are open for the general transaction of business.

          The Makers shall pay to the Holder the reasonable attorneys' fees and disbursements and all other out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note. All payments received shall be applied, first, to the costs of collection, second, to unpaid interest, and third, to principal.

          No delay or failure on the part of the Holder in exercising any power, right or remedy hereunder shall operate as a waiver of any such power, right or remedy; nor shall any single or partial exercise of any power, right or remedy preclude any other or further exercise of such power, right or remedy, or the exercise of any other power, right or remedy, and no waiver whatsoever shall be valid unless in writing, signed by the Holder, and then only to the extent expressly set forth therein. No remedy is exclusive of any other remedy and all remedies shall be cumulative to the maximum extent permitted by applicable law. Each Maker hereby waives presentment, demand for payment, diligence, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

          This Note is one of the Legacy Notes referred to in Amendment No. 2, dated on or about the date hereof, to the Second Amended and Restated Security Agreement, Intercreditor Agreement, Waiver and Consent, dated on or about August 31, 1999 and as further amended by Amendment No. 1 thereto, dated as of December 2, 1999, among the Makers, Cramer Rosenthal McGlynn, LLC, as Agent (the "Agent"), and the other parties thereto, (as amended by such Amendment No. 2, the "Security Agreement") and is secured by the Collateral (as defined in the Security Agreement). The Security Agreement grants the Agent on behalf of the Holder and the other parties thereto certain rights with respect to the Collateral upon certain defaults specified therein and sets forth the related priorities of the Holder and the other parties thereto with regard to such Collateral.

          This Note shall be binding upon each Maker and its successors and assigns. This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York pursuant to Section 15-1402 of the General Obligations Law of such state. Each Maker irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Note. Service of process in connection with any such suit, action or proceeding may be served on the Makers anywhere in the world by any method authorized by law. Each Maker irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each Maker irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          No modification, alteration, waiver or change of any of the provisions hereof shall be effective unless in writing and signed by each Maker and the Holder and, then, only to the extent set forth in such writing.

                  [Remainder of page intentionally left blank]

ATTEST:                                     LOGIMETRICS, INC.



_____________________                       ____________________________________
Name:                                       By: Norman M. Phipps
                                            Title: President


ATTEST:                                     MMTECH, INC.



_____________________                       _____________________________
Name:                                       By: Norman M. Phipps
                                            Title: Assistant Secretary

Dated: _____, 2000